Exhibit 23.1

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-112535, 333-05651, 333-42262, 333-69755, 333-52958, 333-88301, and 333-101837) of Verilink Corporation of our report dated January 26, 2004 relating to the audited financial statements of XEL Communications, Inc., which appear in this Form 8-K.

/s/ EHRHARDT KEEFE STEINER & HOTTMAN PC

Ehrhardt Keefe Steiner & Hottman PC
Denver, Colorado

February 20, 2004